Intangible assets	12 Months Ended
Dec. 31, 2024
Intangible assets
Intangible assets

Note 8 – Intangible assets

A.Movement in carrying amount

				Other
			Development	intangible
	Goodwill	Technology	Costs	assets	Total
Cost
As of January 1, 2023	111,294	48,436	7,672	5,398	172,800
Additions	—	2,235	—	—	2,235
As of December 31, 2023	111,294	50,671	7,672	5,398	175,035
As of December 31, 2024	111,294	50,671	7,672	5,398	175,035

Amortization and impairment losses
As of December 31, 2023	(111,294)	(48,436)	(7,672)	(5,398)	(172,800)
Amortization	—	(80)	—	—	(80)
As of December 31, 2024	(111,294)	(48,516)	(7,672)	(5,398)	(172,880)
Carrying amount
As of December 31, 2023	—	2,235	—	—	2,235
As of December 31, 2024	—	2,155	—	—	2,155

B.Additions and Amortization

In August 2023, the Group acquired the technology and intellectual property of the U.K.-based company, Additive Flow, which supplies solutions for 3D design simulation and optimization, for 1,760 thousand GBP ($2,235). The technology is amortized from the date it is available for use through cost of revenues over the estimated useful life of 7 years.

C.Impairment testing for cash-generating units containing goodwill

In 2022, for the purposes of goodwill impairment testing, goodwill acquired in a business combination was allocated to a group of cash-generating units, including those existing in the Group before the business combination, that were expected to benefit from the synergies of the combination. Therefore, the Group tested the goodwill acquired from the acquisition of GIS and Formatec Holding, at the Group’s level, since the goodwill cannot be allocated to individual cash-generating units. Moreover, the Group recognized technology assets that were acquired in business combinations, as corporate assets that do not generate separate cash inflows and are utilized by more than one cash-generating unit. Those technology assets could not be allocated reasonably and consistently to cash-generating units and therefore were allocated to the Group level.

The estimated recoverable amount of the cash generating units was based on the higher between the fair value less costs of disposal and the value-in-use of the Group. The value-in-use was determined by discounting the future cash flows to be generated from the continuing use of the Group, with the assistance of independent valuers. The carrying amount of the cash-generating units was determined to be higher than its recoverable amount and impairment loss of $40,523 was recognized in 2022. The impairment loss was allocated to goodwill, intangible assets and property plant and equipment.

The estimated fair value less cost of sale of some property, plant and equipment assets and right of use assets was higher than its carrying amount, and therefore the impairment loss was not allocated to those assets.

Key assumptions used in calculation of recoverable amount

Key assumptions used in the calculation of recoverable amounts are discount rates, revenues terminal value growth rates and EBITDA (earnings before interest, tax, depreciation and amortization) margins. These assumptions are as follows:

(1)	Discount rate

The discount rate was estimated based on an industry average weighted average cost of capital, without debt leveraging, and was estimated to 21%. The discount rate was based on the risk-free rate for 2-year debentures issued by the government in the relevant market and adjusted for a risk premium to reflect the increased risk of investing in equities, a small stock premium and a company specific risk premium.

(2)	Revenues and revenues terminal growth rate

The Company’s estimated revenues were based on the Company’s budget, growth plans and available market information. Revenues annual growth rate was expected to gradually decrease from 35.8% in 2023 to 21.5% in 2027.

(3)	EBITDA margin

EBITDA margin was expected to gradually increase from a negative 153.8% in 2023, to negative 47.6% in 2027.

(4)	Tax expenses

Due to significant operating losses throughout the projection period, no tax expenses were recognized.